Liberty Small Company Equity Fund
        Supplement to Prospectuses and Statement of Additional Information
                               dated March 1, 2003
          (Replacing Supplements dated April 1, 2003, August 20, 2003 and September 17, 2003 )


1. The first sentence of the first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of September 30, 2003, that index included companies with capitalizations between approximately $70 million and $1.75 billion.

2. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisors, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised various funds in the Columbia family of funds. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the Fund.

In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. ("NFMI"), a subsidiary of NPMI and a registered investment adviser that advised several funds in the Columbia family of funds, merged into NPMI. As a result of NPMI's merger into Columbia, Columbia is now the adviser to the funds previously advised by NFMI.

The mergers will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

3. On October 13, 2003, the Fund changed its name to "Columbia Small Company Equity Fund."

4. Also on October 13, 2003:

o The Fund began being listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Fund changed from www.libertyfunds.com to www.columbiafunds.com.

o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

5. Effective October 13, 2003, the Fund began using the Russell 2000 Growth Index as its performance benchmark. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The advisor believes that the Russell 2000 Growth Index offers shareholders a more useful comparison for the Fund's relative performance than the Russell 2000 Index.

6. On October 13, 2003, the following row will be added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002":

                                 1 Year       5 Years      10 Years
                                 -------      -------      ---------
Russell 2000 Growth Index (%)     -30.26      -6.59         2.62

7. The paragraph under the caption PORTFOLIO MANAGER is revised in its entirety as follows:

Paul J. Berlinguet, senior vice president and senior portfolio manager, is head of the Small Cap Growth team and co-head of the Large Cap Growth Team of Columbia. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Team and a large cap growth portfolio manager at Baring Asset Management. Mr. Berlinguet holds an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University.





725-36/478Q-1103                                             November 14, 2003